UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 1, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-22011                  86-0760991
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


     2575 East Camelback Road, Ste. 450, Phoenix, AZ              85016
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        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 7, 2007, the registrant issued a press release announcing that it entered into a License and Supply Agreement with Fluid Air Inc. doing business as PharmPro ("FAI") for the development and commercialization of the over the counter generic version of Omeprazole ("LICENSE AGREEMENT"). A copy of the registrant's press release is attached as Exhibit 99.1.

         The License Agreement entered into as of April 11, 2007 was finalized by the registrant on May 1, 2007. According to the License Agreement, the FAI granted the registrant, under FAI's patent rights, an exclusive worldwide license to develop, commercialize and sublicense capsules containing the generic version of over the counter Omeprazole (the "DRUG PRODUCT"). FAI will be responsible for developing the Drug Product in accordance with the Drug Product development plan while the registrant will be responsible for research and development activities and will file in registrant's name, the appropriate regulatory filings with FAI being responsible for the chemistry, manufacturing and controls review portion of such filings. Once developed and necessary regulatory approvals have been obtained, the registrant will be responsible for promoting, marketing and distributing the Drug Product supplied exclusively by FAI.

         As partial consideration for the rights granted, the registrant paid FAI a license fee of $500,000 with further payments due upon the completion of certain milestones. Commencing upon the first commercial sale of the Drug Product, the registrant is also required to pay to FAI royalties on the net product sales of the Drug Product until the later of (i) the expiration of the last to expire FAI patent rights covering the Drug Product; and (ii) ten years from the first commercial sale of the Drug Product. Unless terminated sooner for cause, the License Agreement will expire on a country by country basis on the expiration of the registrant's obligation to make royalty payments with respect to such country.

         No assurance can be given that any viable drug product will be developed or approved by regulatory authorities pursuant to the License
Agreement or if developed and approved that any material revenues to the registrant will be generated.

         The License Agreement was entered into as a result of an introduction to FAI made by VCG&A Inc. ("VCG&A"). The registrant's recently appointed President and Chief Operating Officer, David Coffin-Beach, prior to joining the registrant, acted as a consultant for VCG&A from February to April 2007.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits

         10.1     License and Supply Agreement between registrant and  Fluid Air
                  Inc.*

         99.1     Press Release, dated May 7, 2007

* The registrant has requested confidential treatment with respect to this exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 7, 2007


                                        SYNOVICS PHARMACEUTICALS, INC.

                                        By: /s/ David Coffin-Beach
                                            ------------------------------------
                                        Name:   David Coffin-Beach
                                        Title:  President